UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015

FTE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

999 Vanderbilt Beach Rd, Suite 601 Naples, FL (Address of principal executive offices)	34108 (Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 28, 2015, FTE Networks, Inc. (the “Company”) entered into a credit agreement (the “Agreement”) with Jus-Com, Inc., an Indiana corporation and subsidiary of the Company as the borrower (“Jus-Com”), certain Credit Parties thereto (as defined in the Agreement), Lateral Juscom Feeder LLC (in its individual capacity, “Lateral”), as Administrative Agent for the several lenders party to the Agreement (collectively, the “Lenders”), and such Lenders, pursuant to which Jus-Com was given term loans for an aggregate amount of $6,000,000 (the “Initial Term Loans”) and may, subject to the terms of the Agreement, receive an additional term loan for $2,000,000 (together with the Initial Term Loans, the “Term Loans”). A complete copy of the Agreement is attached as Exhibit 10.1 hereto and is incorporated herein in its entirety by reference.

The Initial Term Loans mature October 28, 2017 unless earlier paid and are evidenced by promissory notes, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein in its entirety by reference. The entire principal balance of the Term Loans shall be due and payable in cash on the Maturity Date. In addition, the entire principal balance of the Term Loans shall be due and payable in cash if the Redemption as described herein expires and the Company fails (or is unable) to accept for purchase in accordance with the redemption documents at least 80% in aggregate principal amount of the senior secured notes.

Concurrently with the execution of the Agreement, the Company entered into a Guaranty and Security Agreement (“Guaranty”), with Jus-Com and the Grantors named therein, in favor of Lateral, as administrative agent for the Lenders and each other Secured Party (each as defined in the Agreement), pursuant to which the Company and each guarantor jointly and severally, absolutely, unconditionally and irrevocably guaranteed, as primary obligor, the full and punctual payment when due, of all the obligations of Jus-Com under the Agreement and related transaction documents. A complete copy of the Guaranty is attached as Exhibit 10.3 hereto and is incorporated herein in its entirety by reference.

In connection with the Agreement, the Company agreed to (i) issue to Lateral and Lateral FTE Feeder LLC, a Delaware limited liability company (collectively, the “Lateral Parties”) up to 163,441 shares of the Company’s Series D Convertible Preferred Stock (“Series D Stock”), and (ii) designate 1,980,000 shares as Series F Convertible Preferred Stock (“Series F Stock”) and issue up to 391,903 shares of such Series F Stock, all convertible into shares of the Company’s common stock, $0.001 per share (“Common Stock”) (such shares of Common Stock, as issued to the Lateral Parties upon conversion of the Series D Stock and Series F Stock, together with such other shares of Common Stock (or shares convertible into Common Stock) issued by the Company to the Lateral Parties pursuant to the Company’s obligations under the Agreement, collectively the “New Shares”). The Company and Lateral Parties entered into a Registration Rights Agreement (the “Registration Rights Agreement”) in connection with the issuance of the New Shares, pursuant to which, amongst other actions, the Company must file a registration statement with the Securities and Exchange Commission with respect to the New Shares. A complete copy of the Registration Rights Agreement is attached as Exhibit 10.4 hereto and is incorporated herein in its entirety by reference.

Concurrently with the execution of the Credit Agreement and the Registration Rights Agreement, the Company entered into a Redemption Rights Agreement with the Lateral Parties (the “Redemption Agreement”). Under the Redemption Agreement, the Company granted to the Lateral Parties, the right, but not the obligation on the part of the Lateral Parties, to require the Company to redeem from time to time, out of funds legally available therefor, all or any part of the New Shares for a redemption price stated therein. A complete copy of the Redemption Agreement is attached as Exhibit 10.5 hereto and is incorporated herein in its entirety by reference.

Concurrently with the execution of the Credit Agreement, the Registration Rights Agreement and the Redemption Agreement, the Company, certain of its stockholders and the Lateral Parties entered into a Voting and Cooperation Agreement (the “Voting Agreement”) pursuant to which stockholders agreed to vote in favor of or against certain potential proposals. A complete copy of the Voting Agreement is attached as Exhibit 10.6 hereto and is incorporated herein in its entirety by reference.

Contemporaneously with the making of the Initial Term Loans, the Company will commence a redemption of certain senior secured notes of the Company issued in 2011 (the “Redemption”) from noteholders. Proceeds from the Initial Term Loans will be used to fund the Redemption.

Item 2.03.  Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02.  Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Agreement described above and the transactions thereunder, the Board of Directors of the Company authorized the designation of a new series of preferred stock, the Series F Stock, out of its available “blank check preferred stock” and authorized the issuance of up to 1,980,000 of the Series F Stock. The Company filed a Certificate of Designation with the Secretary of State of the State of Nevada on November 2, 2015. Under the Certificate of Designation, such Series F Stock has various rights, privileges and preferences, including: (i) a stated value of $4.00 per share; (ii) conversion into 20 shares of Common Stock (subject to adjustments) upon the filing of the amendment to the Company’s Articles of Incorporation incorporating a reverse stock split; and (iii) a liquidation preference in the amount of the stated value. The foregoing description of the Certificate of Designation of the Series F Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation of the Series F Preferred Stock, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
3.1	Certificate of Designations	Filed herewith
10.1	Credit Agreement	Filed herewith
10.2	Form of Note	Filed herewith
10.3	Guaranty	Filed herewith
10.4	Registration Rights Agreement	Filed herewith
10.5	Redemption Rights Agreement	Filed herewith
10.6	Voting and Cooperation Agreement	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

	By:	/s/ Michael Palleschi
Michael Palleschi
Chief Executive Officer
Date: November 3, 2015

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